UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.    )

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☒ Preliminary Proxy Statement

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☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

FQF Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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FQF Trust

60 State Street, Suite 700

Boston, MA 02109

A Message from the President of FQF Trust to all Shareholders

[     ], 2015

Dear Shareholder:

I am pleased to invite you to the January 20, 2015 Special Meeting (“Meeting”) of FQF Trust (the “Trust”) shareholders on behalf of its series, the QuantShares U.S. Market Neutral Momentum Fund, the QuantShares U.S. Market Neutral Value Fund, the QuantShares U.S. Market Neutral Size Fund, the QuantShares U.S. Market Neutral Anti-Beta Fund, the QuantShares Hedged Dividend Income Fund, the QuantShares Equal Weighted High Momentum Factor Fund, the QuantShares Equal Weighted Low Beta Factor Fund, the QuantShares Equal Weighted Value Factor Fund, the O'Shares FTSE Asia Pacific Quality Dividend ETF, the O'Shares FTSE Asia Pacific Quality Dividend Hedged ETF, the O'Shares FTSE U.S. Quality Dividend ETF, the O'Shares FTSE Europe Quality Dividend ETF, and the O'Shares FTSE Europe Quality Dividend Hedged ETF (each a “Fund” and collectively, the “Funds”).

As discussed in the Proxy Statement, the investment adviser to each Fund, FFCM LLC (“FFCM”) announced that it and certain of its owners had entered into a securities purchase transaction pursuant to which the current control persons of FFCM changed (the “Transaction”). In connection with the Transaction, the current investment advisory agreement between FFCM and your Fund terminated when the Transaction closed. The Transaction has been deemed to result in an “assignment” of each Fund’s current existing investment advisory agreement (each, a “Current Agreement”) under the Investment Company Act of 1940, as amended (“1940 Act”). As required by the 1940 Act, each Fund’s Current Agreement provides for its automatic termination in the event of an assignment, and each terminated upon the consummation of the Transaction.

As President of the Funds, I am writing to ask for your vote, as a shareholder of the Funds, at the Meeting to approve a new investment advisory agreement between FFCM and your Fund (the “Proposal”). A summary of the Proposal is provided below and the enclosed Proxy Statement explains the Proposal in detail. Please review this information carefully before you cast your vote on the Proposal.

Please note that the Board of Trustees of each Fund has unanimously approved the Proposal and recommends that Fund shareholders also approve the Proposal.

Approval of New Investment Advisory Agreement for your Fund

FFCM, your Fund’s investment adviser, and certain of its owners recently entered into a securities purchase transaction with a wholly-owned subsidiary of AGF Management Limited (“Acquirer”) pursuant to which the current control persons of FFCM changed and the Acquirer acquired a controlling interest in FFCM. Pursuant to the terms of the Transaction, the capital structure of FFCM changed, and the Acquirer acquired 51% of the aggregate equity interests in FFCM (the “Interests”), effective immediately upon the closing of the Transaction (“Closing”). The Acquirer’s ownership position is subject to subsequent dilution in connection with equity issuances under an employee incentive equity pool anticipated to be implemented. The consideration paid for the Interests was a one-time payment of cash at Closing and the potential for a future cash payment based on earn-out mechanics. The earn-out will provide payment after the third anniversary of the Closing based on the achievement of revenue above a threshold. The consideration was paid to the current equity holders of FFCM in accordance with applicable liquidation preferences and after taking into account a recapitalization of FFCM, including the conversion of various series of outstanding promissory notes of FFCM. Separate from and prior to the Transaction, the Acquirer retained FFCM as a sub-adviser to one of Acquirer’s funds for a fee.

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The Funds themselves were not parties to the Transaction and the Transaction did not result in any direct change in the structure or operation of the Funds. However, upon the Closing, each Fund’s Current Agreement with FFCM automatically terminated, as required by applicable law. FFCM has continued to serve as the investment adviser for each Fund pursuant to an interim investment advisory agreement (each, an “Interim Agreement”), which took effect on the day of the Closing and may stay in place for up to 150 days, as required by applicable law. Each Fund’s Interim Agreement is the same as its Current Agreement, except for the effective date and duration. To provide for continuity of management, the shareholders of each Fund are being asked to approve a new investment advisory agreement between their Fund and FFCM (each, a “New Agreement”). If approved by shareholders, the New Agreement would take effect immediately.

Under each New Agreement, FFCM will provide the same investment advisory services to each Fund on the same terms as under the Fund’s Current Agreement (except for the effective dates). The Transaction will not result in any change in the advisory fees paid by any of the Funds. Nor will the Transaction result in any change in the investment objectives or principal investment strategies of any Fund. Further, there are no plans to change your Fund’s investment adviser or portfolio manager and the services provided by them will be the same as those they are currently providing to each Fund.

How to Vote

Detailed information about the Proposal is contained in the enclosed materials. Whether or not you plan to attend the Meeting in person, we need your vote. Once you have decided how you will vote, please promptly complete, sign, date and return the enclosed proxy ballot or vote by telephone or internet using the instructions on the proxy ballot. You may receive more than one set of proxy materials if you hold shares in more than one account or in more than one Fund. Please be sure to vote each proxy ballot you receive.

Voting is quick and easy. Everything you will require is enclosed. It is important that your vote be received no later than the time of the special shareholders’ meeting on January 20, 2015. To assist with the solicitation of proxies, we have engaged AST Fund Solutions, LLC (the “Proxy Solicitor”), a professional proxy solicitation firm. Before you have voted your shares, you may receive a phone call from the Proxy Solicitor urging you to vote your shares.

If you have any questions about the Proposal or the voting instructions, please call the Proxy Solicitor, toll-free at 1-866-207-3648. Representatives are available Monday through Friday 9 a.m. to 10 p.m. Eastern time.

Thank you in advance for helping to complete this important transaction.

Sincerely,

William H. DeRoche, Jr.

President

FQF Trust

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Q&A

While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of some matters affecting the Funds that will be the subject of a shareholder vote.

Q.	What is happening? Why did I get this package of materials?

A.	The Funds are conducting a Special Meeting of Shareholders scheduled to be held on January 20, 2015 (“Meeting”) to vote on an important matter.

Q.	What issues am I being asked to vote on at the upcoming meeting on January 20, 2015?

A.	As outlined in the attached Proxy Statement, you are being asked to approve a new investment advisory agreement between your Fund and FFCM LLC (“FFCM”), the Fund’s current investment adviser. Shareholders of each Fund will vote separately on a new investment advisory agreement for their Fund.

Q.	Why am I being asked to vote on a new investment advisory agreement for my Fund?

A.	FFCM, your Fund’s investment adviser, and certain of its owners recently agreed to a securities purchase transaction pursuant to which the control persons of FFCM changed (the “Transaction”).

The Funds themselves are not parties to the Transaction and the Transaction will not result in any direct change in the structure or operation of the Funds. However, upon the closing of the Transaction (the “Closing”), your Fund’s existing investment advisory agreement (the “Current Agreement”) with FFCM automatically terminated as required by applicable law. FFCM continued to serve as the investment adviser pursuant to an interim investment advisory agreement for your Fund (the “Interim Agreement”), which took effect on the day of the Closing and may stay in place for up to 150 days, as required by applicable law. Each Fund’s Interim Agreement is the same as the Current Agreement, except for its effective date, duration and escrow provision. To ensure that the management of your Fund can continue without any interruption and that FFCM can continue to provide your Fund with the same investment management services as FFCM currently does, we are seeking your approval of a new agreement between your Fund and FFCM (the “New Agreement”). If approved by your Fund’s shareholders, the New Agreement would be effective immediately. If shareholders of a Fund do not approve the New Agreement for their Fund, the Fund could be left without an investment adviser when the Interim Agreement expires. Under these circumstances, for a Fund that has not approved the New Agreement, the Board may resubmit the New Agreement for approval or the Fund may be liquidated.

Q.	Will the portfolio manager of my Fund change?

A.	FFCM has advised the Board that it does not anticipate any change in any Fund’s portfolio managers in connection with the Transaction. However, there can be no assurance that any particular FFCM employee will choose to remain at FFCM or that FFCM will not engage new employees.

Q.	Will my Fund’s name change?

A.	No. Your Fund’s name will not change.

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Q.	Will the fee rates payable by my Fund increase under the New Agreement?

A.	No. The fee rates payable under your Fund’s New Agreement will not increase from its Current Agreement. Further, the expense caps applicable to your Fund are expected to continue for two years beyond the date of the Closing.

Q.	How does the New Agreement differ from the Current Agreement?

A.	The terms of the New Agreement for your Fund are the same as the Fund’s Current Agreement, except for the effective dates of those agreements. No changes are being proposed to the advisory services or fee rates provided to any Fund by FFCM.

Q.	If the Proposal is approved, when will the New Agreement take effect?

A.	If the Proposal is approved, the New Agreement will become effective immediately upon approval by the requisite number of shareholders.

Q.	Will my Fund pay for the Proxy Statement and related costs?

A.	No. FFCM will bear the costs, fees and expenses incurred by the Funds in connection with the Proxy Statement, the fees and expenses of accountants and attorneys relating to the Transaction and Proxy Statement, and the fees and expenses incurred by the Funds in connection with the Meeting.

Q.	What happens if the Proposal is not approved by shareholders of the Fund?

A.	If shareholders of a Fund do not approve a New Agreement, the Board may consider different options for the Fund, including resubmitting the New Agreement for consideration by shareholders or liquidating the Fund. Shareholder approval is not required to liquidate a Fund.

The Board has approved the Interim Agreements permitting FFCM to serve as each Fund’s investment adviser on a temporary basis, but those agreements would terminate no later than 150 days from the Closing of the Transaction. If shareholders do not approve the New Agreement, your Fund may be liquidated at the discretion of the Board, which could result in unfavorable tax consequences for some shareholders, depending on when they purchased shares.

Q.	How does the Board recommend that I vote with respect to each Proposal?

A.	After careful consideration, the Board, including the Trustees who are not “interested persons” of FFCM, as defined in the Investment Company Act of 1940, as amended (“Independent Trustees”), recommends that you vote “FOR” the Proposal.

Q.	How do I vote my shares?

A.	You can vote your shares at the Meeting or you can authorize proxies to vote your shares by mail, internet or telephone utilizing the enclosed proxy ballot. To vote by using the proxy ballot, sign and date the ballot, and return the ballot by mail in the postage-paid envelope provided. To vote by telephone, please call the toll-free number listed on the proxy ballot. To vote on the internet, please access the website listed on the proxy ballot; note that to vote on the internet, you will need the unique “control” number that appears on the proxy ballot.

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Q.	Whom should I call for additional information about the accompanying Proxy Statement?

A.	Please call AST Fund Solutions, the Funds’ proxy solicitor, toll-free at 1-866-207-3648. Representatives are available Monday through Friday 9 a.m. to 10 p.m. Eastern time.

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FQF Trust

60 State Street, Suite 700

Boston, MA 02109

QuantShares U.S. Market Neutral Momentum Fund	QuantShares U.S. Market Neutral Value Fund	QuantShares U.S. Market Neutral Size Fund	QuantShares U.S. Market Neutral Anti-Beta Fund
QuantShares Equal Weighted High Momentum Factor Fund	QuantShares Equal Weighted Value Factor Fund	QuantShares Equal Weighted Low Beta Factor Fund	QuantShares Hedged Dividend Income Fund
O’Shares FTSE Europe Quality Dividend ETF	O’Shares FTSE Asia Pacific Quality Dividend ETF	O’Shares FTSE Asia Pacific Quality Dividend Hedged ETF	O’Shares FTSE U.S. Quality Dividend ETF
O’Shares FTSE Europe Quality Dividend Hedged ETF

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD JANUARY 20, 2015

To Shareholders:

NOTICE IS HEREBY GIVEN that FQF Trust (the “Trust”), on behalf of each of the series named above (the “Funds”), will hold a special meeting of their shareholders at 60 State Street, Suite 700, Boston, MA 02109, on January 20, 2015 at 10:00 a.m., Eastern Time (the “Meeting”) for the following purposes:

(1)	To approve a new investment advisory agreement between FFCM LLC and each Fund, with each Fund voting separately; and

(2)	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

You are entitled to vote at the Meeting and any adjournments or postponements thereof if you owned shares of any Fund listed above at the close of business on November 27, 2015.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on January 20, 2015 or any adjournment or postponement thereof. This Notice and the Proxy Statement are available on the internet at [www.proxyonline.com/docs/fqftrust.pdf]. On this website, you will be able to access the Notice, the Proxy Statement, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders. We encourage you to access and review all of the important information contained in the proxy materials before voting.

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WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE VOTE YOUR SHARES. WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION. PLEASE VOTE EVEN IF YOU SOLD YOUR SHARES AFTER NOVEMBER 27, 2015.

AST Fund Solutions (the “Proxy Solicitor”), the Funds’ proxy solicitor, is available to assist you if you have any questions about the proposal or the voting instructions. Please contact the Proxy Solicitor at 1-866-207-3648. Representatives are available Monday through Friday 9 a.m. to 10 p.m. Eastern time.

To vote by Telephone:	To vote by Internet:
(1) Read the Proxy Statement and have your Proxy Ballot at hand.	(1) Read the Proxy Statement and have your Proxy Ballot at hand.
(2) Call the toll-free number that appears on your Proxy Ballot.	(2) Go to the website that appears on your Proxy Ballot.
(3) Enter the control number set forth on the Proxy Ballot and follow the simple instructions.	(3) Enter the control number set forth on the Proxy Ballot and follow the simple instructions.

The Board of Trustees recommends that you vote “FOR” the Proposal.

We encourage you to vote by telephone or via the internet using the control number that appears on your enclosed Proxy Ballot. Use of telephone or internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES.

By Order of the Boards of Trustees of FQF Trust,

William H. DeRoche, Jr.
President

[ ], 2015

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FQF Trust

60 State Street, Suite 700

Boston, MA 02109

QuantShares U.S. Market Neutral Momentum Fund	QuantShares U.S. Market Neutral Value Fund	QuantShares U.S. Market Neutral Size Fund	QuantShares U.S. Market Neutral Anti-Beta Fund
QuantShares Equal Weighted High Momentum Factor Fund	QuantShares Equal Weighted Value Factor Fund	QuantShares Equal Weighted Low Beta Factor Fund	QuantShares Hedged Dividend Income Fund
O’Shares FTSE Europe Quality Dividend ETF	O’Shares FTSE Asia Pacific Quality Dividend ETF	O’Shares FTSE Asia Pacific Quality Dividend Hedged ETF	O’Shares FTSE U.S. Quality Dividend ETF
O’Shares FTSE Europe Quality Dividend Hedged ETF

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JANUARY 20, 2015

THIS PROXY STATEMENT IS BEING FURNISHED TO YOU IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES of FQF Trust (the “Trust”), on behalf of each series named above (the “Funds”), to be voted at a special meeting of shareholders to be held on January 20, 2015, at the offices of FFCM LLC (“FFCM”) at 60 State Street, Suite 700, Boston, MA 02109, at 10:00 a.m., Eastern Time, for the purposes set forth below and described in greater detail in this Proxy Statement. (This special meeting and any related adjournments or postponements are referred to in the Proxy Statement collectively as the “Meeting.”) This Proxy Statement, along with a Notice of Special Meeting of Shareholders and a Proxy Ballot, is first being mailed to shareholders of the Funds on or about [ ], 2015.

The following Proposals affecting all of the Funds will be considered by each Fund, voting separately, and acted upon at the Meeting:

	Proposal	Page
(1)	To approve a new investment advisory agreement between FFCM LLC and each Fund.	__

and

(2)	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.	__

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____________________________________

OVERVIEW

____________________________________

Why are Shareholders Being Asked to Approve New Investment Advisory Agreements?

On November 16, 2015, FFCM LLC (“FFCM”), your Fund’s investment adviser and certain owners thereof, entered into a securities purchase transaction (the “Transaction”) with a wholly-owned subsidiary of AGF Management Limited (“Acquirer”) pursuant to which the current control persons of FFCM changed and the Acquirer acquired a controlling interest in FFCM. Pursuant to the terms of the Transaction, the capital structure of FFCM changed, and the Acquirer acquired 51% of the aggregate equity interests in FFCM (the “Interests”), effective immediately upon the closing of the Transaction (“Closing”). The Acquirer’s ownership position is subject to subsequent dilution in connection with equity issuances under an employee incentive equity pool. The consideration paid for the Interests was a one-time payment of cash at Closing and the potential for a future cash payment based on earn-out mechanics. The earn-out will provide payment after the third anniversary of the Closing based on the achievement of revenue above a threshold. The consideration was paid to the current equity holders of FFCM in accordance with applicable liquidation preferences and after taking into account a recapitalization of FFCM, including the conversion of various series of outstanding promissory notes of FFCM. Separate from and prior to the Transaction, the Acquirer retained FFCM as a sub-adviser to one of Acquirer’s funds for a fee.

The address of FFCM is 60 State Street, Suite 700, Boston, MA 02109. Closing steps were initiated on Friday, November 13, with funding and final actions completed on Monday, November 16.

When the Closing occurred, the control persons of FFCM changed. This change in control was deemed to be an “assignment” under the Investment Company Act of 1940 (the “1940 Act”) of each Fund’s existing investment advisory agreement (each, a “Current Agreement”) with FFCM. As required by the 1940 Act, each Fund’s Current Agreement provided for its automatic termination in the event of an assignment and, thus, each Current Agreement terminated upon the Closing. FFCM continued to serve as investment adviser to each Fund pursuant to an interim investment advisory agreement (each, an “Interim Agreement”), which took effect on the day of the Closing and may stay in place for up to 150 days, as required by applicable law. Each Fund’s Interim Agreement is the same as its Current Agreement, except for the effective date and duration.

To ensure that the management of your Fund will continue without any interruption, the shareholders of each Fund are being asked to approve a new investment advisory agreement with FFCM (the “New Agreement”). Under the New Agreements, which were approved by the Board of Trustees of the Funds (“Board”), including the Trustees who are not “interested persons” of FFCM, as defined in the 1940 Act, (“Independent Trustees”), subject to shareholder approval, FFCM will provide the same investment advisory services to each Fund on the same terms as under the Fund’s Current Agreement and Interim Agreement. The advisory fees paid by each Fund will remain unchanged. Further, the expense caps applicable to your Fund are expected to continue for two years beyond the date of the Closing. If approved by shareholders of a Fund, the Fund’s New Agreement will become effective immediately upon approval by the requisite number of shareholders.

No changes to the organization or structure of the Funds are currently expected. FFCM and the Funds will continue to operate under their existing names. Further, the portfolio managers at FFCM are expected to continue to manage the Funds, though there can be no assurance that these personnel will remain employed by FFCM or that FFCM will not engage new employees to serve as portfolio managers.

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If a Fund’s shareholders do not approve the New Agreement, the Board will take such actions as it deems to be in the best interests of the Fund and its shareholders, including potentially resubmitting the New Agreement to shareholders for approval or liquidating the Fund. At its August 24, 2015 meeting (“August Meeting”), the Board approved the Interim Agreement for each Fund. Under the Interim Agreements, FFCM provides services on terms substantially the same as the Current Agreements. However, while FFCM is entitled to the same fees it is currently entitled to under the Current Agreements, these fees are being held in escrow pending ultimate approval of the New Agreements. With respect to each Fund that is subject to a unitary fee arrangement, the amount held in escrow will be the amount of compensation, if any, payable to the adviser for advisory services, and will not include amounts paid by the adviser to the Fund’s other service providers for other Fund expenses in accordance with the unitary fee arrangement. If the New Agreement for a Fund is ultimately approved, the amount in the escrow account (including interest earned) will be paid to FFCM. If the New Agreement for a Fund is ultimately not approved, FFCM will be paid, out of the escrow account, the lesser of (i) any costs incurred in performing under the Interim Agreement (plus interest earned on that amount while in escrow) and (ii) the total amount in the escrow account (plus interest earned).

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____________________________________

VOTING INFORMATION

____________________________________

Shareholders of all Funds are entitled to one vote for each Fund share held beneficially. Shareholders of record of all Funds as of the close of business on November 27, 2015 (the “Record Date”), are entitled to vote at the Meeting. All properly executed and unrevoked proxies received in time for the Meeting will be voted as instructed by shareholders. If you execute your proxy but give no voting instructions, your shares that are represented by proxies will be voted “FOR” Proposal 1 and “FOR” or “AGAINST” any other business which may properly arise at the Meeting, in the proxies’ discretion. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Vice President of the Funds (the “Vice President”). To be effective, such revocation must be received by the Vice President prior to the Meeting and must indicate the shareholder’s name and account number. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy by voting in person.

The number of the shares of each Fund issued and outstanding as of the Record Date is included in Exhibit A. Information regarding the percentage ownership of each person who, as of the Record Date, to the knowledge of each Fund, owned of record and/or beneficially 5% or more of the outstanding shares of the Fund is included in Exhibit B. Except as set forth in Exhibit B, the executive officers and Trustees, either individually or as a group, did not own more than one percent of the outstanding shares of any Fund as of the Record Date. Information regarding FFCM’s directors and executive officers is set forth in Exhibit C. The individuals serving as directors on FFCM’s Board of Directors change as of the Closing of the Transaction and are set forth in Exhibit C, however there can be no assurance that these individuals will continue their relationship with FFCM. In addition, the Trust and FFCM have no knowledge of any purchases or sales exceeding one percent of the outstanding securities of FFCM or the new control persons or any entity controlling, controlled by or under common control with FFCM or the new control persons by any Trustee of the Trust since the beginning of the Funds’ most recent fiscal year ended June 30, 2015.

Quorum and Adjournment

The presence in person or by proxy of the holders of record of (1) one-third of the total outstanding shares of a Fund shall constitute a quorum for purposes of Proposal 1 with respect to such Fund. In the absence of a quorum or in the event that a quorum is present at the Meeting but votes sufficient to approve Proposal 1 are not received for a Fund, the persons named as proxies may adjourn the Meeting to permit further solicitation of proxies. Any such adjournment may be an adjournment only with respect to certain Funds or all Funds. In the event of an adjournment, no further notice is needed other than an announcement at the Meeting to be adjourned. A shareholder vote may be taken on Proposal 1 in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

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Solicitation of Proxies

The solicitation of proxies will be made by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by the Funds’ officers or employees or representatives of FFCM, or by a proxy soliciting firm retained by FFCM. FFCM has retained AST Fund Solutions (the “Proxy Solicitor”), as proxy solicitor, to assist in the solicitation of proxy votes primarily by contacting shareholders by telephone. Among other services, Proxy Solicitor will provide proxy consulting, mailing, tabulation and solicitation services. The cost of retaining Proxy Solicitor is estimated to be approximately $20,000, excluding printing and mailing costs. However, these costs will vary depending on the number of solicitations made. The Funds’ officers, and those employees and representatives of FFCM who assist in the proxy solicitation, will not receive any additional or special compensation for any such efforts. The cost of the solicitation, including retaining the Proxy Solicitor, will be borne by FFCM and will not be borne by the Funds. In addition, the Funds will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares held of record by such persons. FFCM may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.

Shareholder Reports

The most recent annual reports of the Funds, including financial statements, for the fiscal year ended June 30, 2015, and the most recent semi-annual reports succeeding the annual reports (for the period ended December 31, 2014) have been mailed previously to shareholders. If you would like to receive additional copies of these shareholder reports free of charge, or copies of any previous or subsequent shareholder reports, please contact FQF Trust, 60 State Street, Suite 700, Boston, MA 02109 or call 1-866-251-6920 (toll free).

Required Vote

Approval of Proposal 1 will be determined separately for each Fund. Assuming the presence of a quorum of a Fund’s shares, approval of Proposal 1 requires the affirmative vote of the holders of a “majority of the outstanding voting securities” as such term is defined in the 1940 Act (the “1940 Act Majority”) of the Fund. For that purpose, a vote of the holders of a “majority of the outstanding voting securities” of a Fund means the lesser of either (1) the affirmative vote of 67% or more of the shares of such Fund present at the Meeting if the holders of more than 50% of the outstanding Fund shares are present or represented by proxy, or (2) the affirmative vote of the holders of more than 50% of the outstanding shares of such Fund.

Broker non-votes are shares held in “street name” for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes but will not be voted for or against any Proposal. Accordingly, abstentions and broker non-votes will effectively be a vote AGAINST Proposal 1 for which the required vote is an affirmative percentage of the shares present at the Meeting or outstanding.

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_______________________________________________________________

PROPOSAL 1

APPROVAL OF

NEW INVESTMENT ADVISORY AGREEMENT

WITH FFCM

________________________________________________________________

Shareholders of each Fund are being asked to approve a New Agreement between their Fund and FFCM. As described above, each Fund’s Current Agreement with FFCM terminated upon the Closing, but FFCM continues to serve as the adviser to the Fund under the Interim Agreement, which will expire 150 days after the Closing. Approval of each New Agreement is sought so that the operation of each Fund can continue without interruption. For your reference, a form of each New Agreement (including a schedule of the contractual fee rates for each Fund) is included in Exhibit D.

What Services does FFCM Provide to the Funds?

FFCM serves as the investment adviser and has made the day-to-day investment decisions for the Funds since their inception. Following the Transaction, FFCM will continue to serve as the investment adviser and provide the same services to the Funds.

What was the Board’s Process for Considering the Transaction?

The Board held in-person meetings on August 24, 2015 (the “August Meeting”) to discuss the Transaction and the effect that the Transaction would have on the Funds. Throughout this process, the Independent Trustees were advised by independent legal counsel. At the August Meeting, the Board met with representatives of FFCM regarding the Transaction and the effects of the Transaction on the Funds and FFCM.

Representatives of FFCM had previously updated the Board on FFCM’s search for appropriate counterparties with whom to enter into a transaction that would provide capital and other support for FFCM and distribution opportunities for the Funds. During the August Meeting, the FFCM representatives identified the new control persons as, in their view, highly desirable partners and they outlined the new control persons’ business operations, highlighting the significant opportunities that they believed could be realized from the Transaction. In addition, representatives for FFCM answered several questions posed by the Board regarding the financial terms of the Transaction and the potential advantages and disadvantages, if any, of the Transaction. In the exchange, among other things, the FFCM representatives indicated their belief that the Transaction would not adversely affect the continued operation of the Funds or the capabilities of the senior investment advisory personnel who currently manage the Funds to continue to provide services to the Funds at the current levels. These representatives also indicated that they believed that the Transaction would provide certain benefits to the Funds. For example, they indicated that potential benefits may include opportunities to increase the distribution of Fund shares. They acknowledged, however, that there could be no assurance that any of these benefits would result.

After the Board posed questions, the Board considered whether to approve each New Agreement with FFCM for each Fund. At that time, the Board reviewed information provided by FFCM and the new control persons regarding the terms of the Transaction and considered its effects on each Fund and its shareholders.

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What did the Board Consider in Approving each New Agreement?

In connection with their approval of each New Agreement, the Independent Trustees received advice from their independent legal counsel detailing the Board’s responsibilities pertaining to the approval. The Board reviewed the materials furnished by the new control persons and FFCM, as discussed below, including responses to certain questions relating to the Transaction, and each Fund’s performance, advisory fees and total operating expenses, as well as other relevant data.

The Board considered, among other matters:

(1)	That the terms of each New Agreement and Current Agreement are the same, except for the effective dates;

(2)	That the level of service and the manner in which each Fund’s assets are managed are not expected to change as a result of the Transaction, and that the same people who manage the Fund’s assets are expected to continue to do so;

(3)	That advisory fee rates payable by each Fund under each New Agreement are the same as the fee rates payable under the Current Agreement;

(4)	That each Fund’s total expense ratio is not expected to increase as a result of the Transaction or approval of the New Agreement;

(5)	That the Transaction is not expected to result in any change in the structure or operation of the Funds;

(6)	That the new control persons do not currently contemplate modifying the Funds’ current service provider relationships;

(7)	That the new control persons have no current intention to change the current advisory fee waiver and/or expense reimbursement arrangements, and have agreed to continue these agreements for two years beyond the date of Closing if a New Agreement is approved;

(8)	The history, reputation, background and financial condition of the new control persons;

(9)	The capabilities, experience, corporate structure and capital resources of the new control persons;

(10)	The long-term business goals of the new control persons with regard to FFCM and the Funds;

(11)	The new control persons’ current intent to retain key personnel currently employed by FFCM who provide services to the Funds, and to maintain the existing level and quality of services to the Funds;

(12)	That shareholders would not bear any costs in connection with the Transaction, inasmuch as FFCM will bear the costs, fees and expenses incurred by the Funds in connection with the Proxy Statement, the fees and expenses of accountants and attorneys relating to the Transaction and Proxy Statement, and any other fees and expenses incurred by the Funds in connection with the Meeting;

7

(13)	The potential for the Funds to realize benefits as a result of the Transaction, including potentially increased distribution opportunities, though there could be no assurance that such benefits would result; and

(14)	Information furnished to the Board by the new control persons and FFCM for the August Meeting and information discussed throughout the year at regularly scheduled Board meetings.

The Board was not presented with alternatives to the Transaction with different parties. Information provided by the new control persons and FFCM for the Board’s consideration included the new control persons and FFCM’s responses to questions relating to the terms of the Transaction, the effect of the Transaction on the Funds, their service providers and fee structure, and any significant changes (actual or anticipated) to the composition of the Board, including that no such changes were currently contemplated, Trust officers, operations of the Funds, FFCM’s investment personnel, FFCM’s compensation structure, and the Funds’ distribution arrangements.

In addition, throughout the year, the Board regularly received other information about FFCM and the Funds. More specifically, the Trustees regularly requested and received information that included, among other things: (1) the investment performance of the operational Funds over various time periods as compared to a comparable group of funds (“Peer Group”); (2) information on each operational Fund’s tracking error relative to its underlying index (“Target Index”); (3) information on the extent to which each operational Fund’s shares traded in the secondary market at premiums to, or discounts from, net asset value (“NAV”); and (4) information regarding each Fund’s usage of derivatives, including confirmation that each Fund’s usage of derivatives was limited as required by the Trust’s exemptive order (“Exemptive Order”) permitting the Funds’ operation as exchange-traded funds (“ETFs”). The Board also routinely reviewed the financial condition of FFCM and its ability to continue to provide services and satisfy its commitments to the Funds. All such information was provided in oral presentations given by the portfolio managers of the Funds, in written performance, tracking error and derivatives exposure reports, or in certain administrative reports and/or compliance reports.

Additionally, in response to specific requests from the Trustees, in connection with the August Meeting, FFCM furnished, and the Board considered, information concerning various aspects of the Funds’ operations under each New Agreement, including but not limited to: (1) the nature, extent and quality of services to be provided by FFCM to the Funds; (2) the advisory fees to be paid by each Fund to FFCM; (3) the performance of each Fund, including its tracking error to date; (4) the costs of providing services to each Fund and the profitability of FFCM from FFCM’s relationship with each Fund; and (5) any “fall out” or ancillary benefits accruing to FFCM or its affiliates as a result of FFCM’s relationship with each Fund. For the August Meeting, FFCM also provided, and the Board considered, an analysis of the projected profitability of the Funds to FFCM.

In considering the information and materials described above, the Independent Trustees received assistance from and met separately with independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. Although the New Agreements for all of the Funds were considered at the same Board meeting, the Trustees addressed each Fund separately.

Based on its evaluation of the information presented, the Board unanimously concluded that the terms of the Interim and New Agreements were reasonable and fair and that the approval of the Interim and New Agreements was in the best interests of each Fund and its shareholders. Accordingly, the Board unanimously voted to approve the Interim and New Agreements for each Fund and recommended that shareholders approve the New Agreement with respect to their Fund. The Board did not identify any single factor or group of factors as being of paramount importance in reaching its conclusions and determinations with respect to the approval of the Interim and New Agreements for any Fund. Although not meant to be all-inclusive, Exhibit E provides a narrative description of certain of the factors that were considered by the Board in deciding to approve the Interim and New Agreements for each Fund.

8

What are the Material Terms of each Current Agreement and each New Agreement?

The Current Agreement for the QuantShares U.S. Market Neutral Momentum Fund, the QuantShares U.S. Market Neutral Value Fund, the QuantShares U.S. Market Neutral Size Fund, the QuantShares U.S. Market Neutral Anti-Beta Fund, the QuantShares Hedged Dividend Income Fund, the QuantShares Equal Weighted High Momentum Factor Fund, the QuantShares Equal Weighted Low Beta Factor Fund, and the QuantShares Equal Weighted Value Factor Fund (collectively, the “QuantShares Funds”) was initially approved by the Board and the initial shareholder of each QuantShares Fund for a term of two years and has been approved annually thereafter in accordance with the requirements of the 1940 Act. The Current Agreement for the QuantShares Funds was most recently renewed by the Board on February 11, 2015.

The Current Agreement for the O'Shares FTSE Asia Pacific Quality Dividend ETF, O'Shares FTSE Asia Pacific Quality Dividend Hedged ETF, O'Shares FTSE U.S. Quality Dividend ETF, O'Shares FTSE Europe Quality Dividend ETF and O'Shares FTSE Europe Quality Dividend Hedged ETF (collectively, the “O’Shares Funds”) was initially approved by the Board on June 18, 2015, and the initial shareholder of each O’Shares Fund for an initial term of two years. On August 24, 2015, the Board approved a reduction in each O’Shares Fund’s contractual fee rate.

Each New Agreement includes the same terms as the respective Current Agreement, except for the effective dates of the agreements. Under each New Agreement, subject to the oversight and supervision of the Trustees, FFCM provides a continuous investment program for each Fund and determines what securities and other investments will be purchased, retained, sold or loaned by each Fund and what portion of such assets will be invested or held uninvested as cash. FFCM also provides office space in its offices for the Trust, and all necessary office facilities and equipment for the Trust. In addition, FFCM provides necessary executive and other personnel to the Trust, including personnel for the performance of certain clerical and other office functions.

Each New Agreement provides that it will continue in effect for two years from its date of execution. Thereafter, if not terminated, the New Agreement will continue for successive 12-month periods only if such continuance is approved at least annually in conformity with the requirements of the 1940 Act. Each New Agreement further provides that, with respect to any new series of a Trust, the agreement will continue in effect for two years from the date the series is added to such agreement. The New Agreement for a Fund may be terminated at any time, without the payment of any penalty, by the Trustees, including a majority of the Independent Trustees, by the vote of a majority of the outstanding voting securities of the Trust, or, with respect to any affected Fund, by the vote of a majority of the outstanding voting securities of such Fund, on sixty (60) days’ written notice to FFCM, or by FFCM on sixty (60) days’ written notice to the Trust, and shall automatically terminate in the event of its assignment (as defined in the 1940 Act). Each New Agreement provides that FFCM will exercise its best judgment in rendering its services to the Trust, and the Trust agrees that FFCM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the New Agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence or reckless disregard of its duties or obligations in rendering its services to the Trust as specified in the New Agreement.

9

Under each New Agreement, each Fund is obligated to pay the adviser an annual fee, as reflected in the respective appendix to each New Agreement, of each Fund’s average daily net assets, paid monthly. Each QuantShares Fund also bears all fees and expenses of its operations other than those assumed by FFCM or the Fund’s underwriter under the terms of the Fund’s advisory or underwriting agreements. The Adviser bears the expenses for each O’Shares Fund in connection with each Fund’s operations, other than the fees assumed by the Fund under the terms of the New Agreement.

The advisory fee rates paid to FFCM by the Funds will remain unchanged. Exhibit F sets forth the advisory fees paid to FFCM by each Fund for the fiscal year ended June 30, 2015 (before and after taking into account any fee waivers), and indicates contractual and voluntary waivers or reimbursements, if any, made by FFCM with respect to the contractual advisory fee rates. Any change to the fee waivers could result in an increase, or a decrease, of the actual effective advisory rates for the Funds.

Each Current Agreement terminated on the date of the Closing and the respective Interim Agreement subsequently replaced it. Each Interim Agreement will last for 150 days, the maximum allowed under the 1940 Act, or until the Proposal is approved by shareholders, whichever occurs sooner.

Will the Transaction Fall Within the Safe Harbor of Section 15(f) of the 1940 Act?

The Transaction involved the sale of 51% of the equity interests in FFCM effective immediately as of the Closing, and subject to subsequent dilution in connection with equity issued or issuable under an equity incentive plan anticipated to be implemented post-Closing. FFCM and the new control persons reviewed the Transaction for its conformity with safe harbor provided by Section 15(f) of the 1940 Act. Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser, provided that two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). The Board has not been advised by FFCM of any circumstances arising from the Transaction that might result in the imposition of an “unfair burden” on any Fund. Moreover, the new control persons have agreed that, for two years after the consummation of the Transaction, it will refrain from imposing, or agreeing to impose, any “unfair burden” on any Fund.

Second, during the three-year period after the Transaction, at least 75% of the members of the investment company’s board of trustees cannot be “interested persons” (as defined in the 1940 Act) of the then-current investment adviser or its predecessor. At the present time, 75% of the Trustees are classified as Independent Trustees and, following the Transaction, 75% of the Trustees remained classified as such. FFCM and its affiliates have confirmed to the Board that they will not take any action that would cause less than 75% of the Trustees to be persons who are not “interested persons” (as defined in the 1940 Act) of FFCM or its affiliates for the three-year period after the completion of the Transaction.

What Vote is Required by Shareholders to Approve Proposal 1?

Approval of each New Agreement requires the affirmative vote of a 1940 Act Majority of each Fund’s shares. The Board, including the Independent Trustees, has determined that recommending the New Agreement for each Fund is in the best interests of each Fund’s shareholders.

THE BOARD UNANIMOUSLY RECOMMENDS
THAT SHAREHOLDERS VOTE “FOR”
PROPOSAL 1

10

GENERAL INFORMATION

Underwriter

Foreside Fund Services, LLC, Three Canal Plaza, Portland, Maine 04101, serves as the principal underwriter of the Funds.

Administrator, Fund Accounting Agent, Transfer Agent and Custodian

J.P. Morgan Chase, N.A., 14201 Dallas Parkway, Dallas, Texas 75254 (“JPM”), is custodian of the securities and cash of each Fund and serves as transfer agent for each Fund. JPM provides the Funds with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of NAVs; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Funds under federal and state securities laws. The transfer agent's telephone number is 1-469-477-5105. It is expected that following the Closing, JPM will continue to provide transfer agency services to the Funds.

Affiliated Brokerage

During the fiscal year ended June 30, 2015, no Fund paid broker commissions to an affiliated broker-dealer. The Funds may in the future execute transactions through an affiliated broker-dealer, subject to operational, legal and regulatory constraints, including Section 15(f) of the 1940 Act, the requirement to obtain best execution, and the 1940 Act’s restrictions on affiliated transactions. FFCM currently does not have any plans to execute Fund transactions through an affiliated broker-dealer.

OTHER BUSINESS

The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

The Funds do not hold annual shareholder meetings. Any shareholder who wishes to submit proposals to be considered at a special meeting of the Funds’ shareholders should send such proposals to the Vice President of the Funds at 60 State Street, Suite 700, Boston, Massachusetts 02109. Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Funds at their then-principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in that Proxy Statement relating to such meeting. Moreover, inclusion of such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

Shareholders of the Funds that wish to send communications to the Board of Trustees or the specific members of the Board should submit the communication in writing to the attention of the Vice President of the Funds, at the address in the preceding paragraph, identifying the correspondence as intended for the Board of Trustees of the Funds or a specified member of the Board. The Vice President will maintain a copy of any such communication and will promptly forward it to the Board or the specified member of the Board, as appropriate.

YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES.

By Order of the Boards of Trustees of FQF Trust,

William H. DeRoche, Jr.
President

[ ], 2015

11

EXHIBITS INDEX

Exhibit A	Outstanding Shares
Exhibit B	5% Owners of Fund Shares
Exhibit C	Directors and Executive Officers of FFCM
Exhibit D	Forms of New Agreements
Exhibit E	Additional Information Regarding Board Considerations
Exhibit F	Advisory Fees

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EXHIBIT A

Outstanding Shares

The chart below indicates the number of shares of each series of FQF Trust that are outstanding as of the close of business on the Record Date:

Fund	Outstanding Shares
QuantShares U.S. Market Neutral Momentum Fund	[ ]
QuantShares U.S. Market Neutral Value Fund	[ ]
QuantShares U.S. Market Neutral Size Fund	[ ]
QuantShares U.S. Market Neutral Anti-Beta Fund	[ ]
QuantShares Equal Weighted High Momentum Factor Fund	[ ]
QuantShares Hedged Dividend Income Fund	[ ]
QuantShares Equal Weighted Low Beta Factor Fund	[ ]
QuantShares Equal Weighted Value Factor Fund	[ ]
O'Shares FTSE Asia Pacific Quality Dividend ETF	[ ]
O'Shares FTSE Asia Pacific Quality Dividend Hedged ETF	[ ]
O'Shares FTSE U.S. Quality Dividend ETF	[ ]
O'Shares FTSE Europe Quality Dividend ETF	[ ]
O'Shares FTSE Europe Quality Dividend Hedged ETF	[ ]

A-1

EXHIBIT B

5% Owners of Fund Shares

As of [       , 2015], the following shareholders owned of record or beneficially 5% or more of the outstanding shares of each of the Funds listed below.

Fund	% of Shares	Shareholder
QuantShares U.S. Market Neutral Momentum Fund

QuantShares U.S. Market Neutral Value Fund

QuantShares U.S. Market Neutral Size Fund

QuantShares U.S. Market Neutral Anti-Beta Fund
QuantShares Equal Weighted High Momentum Factor Fund
QuantShares Hedged Dividend Income Fund
QuantShares Equal Weighted Low Beta Factor Fund
QuantShares Equal Weighted Value Factor Fund
O'Shares FTSE Asia Pacific Quality Dividend ETF
O'Shares FTSE Asia Pacific Quality Dividend Hedged ETF
O'Shares FTSE U.S. Quality Dividend ETF
O'Shares FTSE Europe Quality Dividend ETF
O'Shares FTSE Europe Quality Dividend Hedged ETF

B-1

[In addition, [OFFICER NAME] owns [ ].]

The Officers and Directors of FQF own [ ]% shares of outstanding securities in [series].

B-2

EXHIBIT C

Directors and Executive Officers of FFCM

Directors

As of the Closing, the directors of FFCM are Judith G. Goldring, Kevin A. McCreadie, Robert J. Bogart, Liam Donohue.

Executive Officers

William C. Carey*	Chief Executive Officer
William H. DeRoche, Jr.*	Chief Compliance Officer
Ronald C. Martin, Jr.*	Chief Financial Officer
Philip Lee*	Chief Technology Officer

The address for the executive officers of FFCM is 60 State Street, Suite 700, Boston, Massachusetts 02109.

*Messrs. Carey, DeRoche, Martin and Lee have beneficial ownership interests in FFCM. Mr. Martin is a Director of FQF.  In connection with the Transaction, Messrs. Carey, DeRoche, Martin and Lee received a portion of the Transaction consideration pursuant to a management carve-out plan, pursuant to which Messrs. Carey, DeRoche, Martin and Lee received approximately 5.8% of the proceeds of the Transaction.

C-1

EXHIBIT D

Forms of New Agreements

INVESTMENT ADVISORY AGREEMENT (QuantShares Funds)

INVESTMENT ADVISORY AGREEMENT (“Agreement”), dated as of _______, 2015 between FQF Trust, a Delaware statutory trust (“Trust”), and FFCM LLC a Delaware limited liability company (“Adviser”).

WHEREAS, the Trust is registered as an investment company under the Investment Company Act of 1940, as amended (“Investment Company Act”);

WHEREAS, Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, the Trust is and will continue to be a series fund having one or more investment portfolios, each with its own investment objectives, investment policies and restrictions;

WHEREAS, the Investment Company Act prohibits any person from acting as an investment adviser to a registered investment company except pursuant to a written contract; and

WHEREAS, the Board of Trustees of the Trust (collectively, the “Trustees,” and each member individually, a “Trustee”) wishes to appoint Adviser as the investment adviser of the Trust;

NOW, THEREFORE, the Trust and Adviser hereby agree as follows:

1.	APPOINTMENT OF ADVISER

The Trust hereby appoints Adviser as the investment adviser for each of the Funds of the Trust specified in Appendix A to this Agreement, as such Appendix A may be amended from time to time (“Funds”), subject to the oversight of the Trustees of the Trust and in the manner and under the terms and conditions set forth in this Agreement. Adviser accepts such appointment and agrees to render the services and to assume the obligations set forth in this Agreement commencing on its effective date in conformity with applicable laws and regulations, including, but not limited to, the Investment Company Act and the Advisers Act and in accordance with each Fund’s investment objectives, policies and restrictions as stated in the Trust’s Trust Instrument, By-Laws and Compliance Manual, and such Fund’s Prospectus and Statement of Additional Information (“SAI”) as is from time to time in effect. Adviser will be an independent contractor and will have no authority to act for or represent the Trust in any way or otherwise be deemed an agent unless authorized in this Agreement or writing by the Trust and Adviser.

2.	DUTIES OF ADVISER

A.          Scope of Authority. Subject to the oversight and supervision of the Trustees: Adviser will provide a continuous investment program for each Fund and shall determine what securities and other investments will be purchased, retained, sold or loaned by each Fund and what portion of such assets will be invested or held uninvested as cash. To carry out such decisions, Adviser is authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to transactions for each Fund. Adviser, in consultation with any appropriate Sub-Adviser(s), will initially establish and make subsequent modifications to the lists of securities required to be tendered and accepted in connection with Fund creations and redemptions, respectively. Adviser will have the authority to act for each Fund in the same manner and with the same force and effect as such Fund itself might or could do with respect to purchases, sales and other transactions for the Fund, as well as all other things necessary or incidental to the furtherance of such purchases, sales and other transactions.

B.          Delegation of Authority. The Trust acknowledges and agrees that Adviser may select and contract with one or more investment affiliated or unaffiliated advisers (“Sub-Advisers”) to manage the investment operations and portfolio composition of each Fund and render investment advice to each Fund, including the purchase, retention, and disposition of the investments, securities and cash contained in each Fund, in conformity with applicable laws and regulations, including, but not limited to, the Investment Company Act and the Advisers Act and in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Trust’s Trust Instrument, By-Laws and Compliance Manual, and such Fund’s Prospectus and SAI as is from time to time in effect; provided, that any contract with a Sub-Adviser (a “Subadvisory Agreement”) shall be in compliance with and approved as required by the Investment Company Act or in accordance with any exemptive relief granted by the Securities and Exchange Commission (“SEC”) under the Investment Company Act. Under such circumstances, Adviser will have (A) overall supervisory responsibility for the general management and investment of each Fund’s assets; (B) discretion to select new or additional Sub-Advisers for each Fund; (C) discretion to enter into and materially modify existing Subadvisory Agreements; (D) discretion to terminate and replace any Sub-Adviser; and (E)  investment discretion to make all determinations with respect to the investment of a Fund’s assets not then managed by a Sub-Adviser, subject in the case of clauses (B) through (D) to applicable provisions of the Investment Company Act or any exemptive relief therefrom. In connection with any such delegation, Adviser will oversee the performance of delegated functions by each Sub-Adviser, directly or indirectly supervise each Sub-Adviser and be responsible for compensating each Sub-Adviser, directly or indirectly in the manner specified in the Subadvisory Agreement.

C.          Exercise of Rights. Adviser, unless and until otherwise directed by the Trustees, will exercise all rights of security holders with respect to securities held by each Fund, including, but not limited to, voting proxies.

D.          Reports to the Trustees. Upon request, Adviser shall provide to the Trustees such analyses and reports as may be required by law or otherwise reasonably required to fulfill its responsibilities under this Agreement.

E.          Adviser will also furnish to the Trust, at its own expense and without remuneration from or other cost to the Trust, the following:

(i)          Office Space. Adviser will provide office space in the offices of Adviser or in such other place as may be reasonably agreed upon by the parties hereto from time to time, and all necessary office facilities and equipment;

(ii)         Personnel. Adviser will provide necessary executive and other personnel, including personnel for the performance of clerical and other office functions, exclusive of those functions: (a) related to and to be performed under the Trust’s contract or contracts for administration, custodial, accounting, bookkeeping, transfer agency, and dividend disbursing agency or similar services by any entity, including Adviser or its affiliates, selected to perform such services under such contracts; and (b) related to the services to be provided by any Sub-Adviser pursuant to a Subadvisory Agreement;

(iii)        Preparation of Prospectus and Other Documents. Adviser will provide other information and services, other than services of outside counsel or independent accountants or services to be provided by any Sub-Adviser under any Subadvisory Agreement required in connection with the preparation of all registration statements, Prospectuses, Prospectus supplements, SAIs, all annual, semiannual, and periodic reports to shareholders of the Trust, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to shareholders of the Trust or regulatory authorities, and all tax returns; and

(iv)        Cooperation with Trust Agents. Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust, such information with respect to the Funds as they may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

Adviser may enter into arrangements with its parent or other persons affiliated or unaffiliated with Adviser for the provision of certain personnel and facilities to Adviser to enable Adviser to fulfill its duties and obligations under this Agreement.

F.          Section 11 of the Securities Exchange Act of 1934, as amended. The Trust hereby agrees that any entity or person associated with Adviser that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of a Fund to the extent and as permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended (“1934 Act”), and/or the rules thereunder.

G.          Section 28(e) of the 1934 Act. The Adviser will place orders pursuant to its investment determinations for each Fund either directly with the issuer or through other brokers. In the selection of brokers and the placement of orders for the purchase and sale of Fund investments for the Funds, the Adviser shall use its best efforts to obtain for the Funds the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain the most favorable price and execution available, the Adviser, bearing in mind the Trust's best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker involved and the quality of service rendered by the broker in other transactions. Subject to appropriate policies and procedures approved by the Trustees, Adviser may, to the extent authorized by Section 28(e) of the 1934 Act, cause a Fund to pay a broker or dealer that provides brokerage or research services to Adviser, a Sub-Adviser, the Trust and the Fund an amount of commission for effecting a Fund transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided in terms of that particular transaction or Adviser’s overall responsibilities to the Fund, the Trust or its other investment advisory clients. To the extent authorized by said Section 28(e) and the Trustees, Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

H.          Compliance with Rule 38a-1. The Adviser shall maintain policies and procedures that are reasonably designed to prevent violations of the federal securities laws, and shall employ personnel to administer the policies and procedures who have the requisite level of skill and competence required to effectively discharge its responsibilities. The Adviser shall also provide the Trust’s chief compliance officer with periodic reports regarding its compliance with the federal securities laws, and shall promptly provide special reports in the event of any material violation of the federal securities laws.

3.	ALLOCATION OF EXPENSES

A.	Expenses Paid by Adviser:

(i)          Salaries, Expenses and Fees of Certain Persons. Adviser (or its affiliates) shall pay all salaries, expenses, and fees of the Trustees and officers of the Trust who are officers, directors/trustees, partners, or employees of Adviser or its affiliates; and

(ii)         Assumption of Trust Expenses. The payment or assumption by Adviser of any expense of the Trust that Adviser is not required by this Agreement to pay or assume shall not obligate Adviser to pay or assume the same or any similar expense of the Trust on any subsequent occasion.

B.          Expenses Paid by the Trust: The Trust will pay all expenses of its organization, operations, and business not specifically assumed or agreed to be paid by Adviser, as provided in this Agreement, or by a Sub-Adviser, as provided in a Subadvisory Agreement. Without limiting the generality of the foregoing, the Trust shall pay or arrange for the payment of the following:

(i)          Preparing, Printing and Mailing of Certain Documents. The costs of preparing, setting in type, printing and mailing of Prospectuses, Prospectus supplements, SAIs, annual, semiannual and periodic reports, and notices and proxy solicitation materials required to be furnished to shareholders of the Trust or regulatory authorities, and all tax returns;

(ii)         Officers and Trustees. Compensation of the officers and Trustees of the Trust who are not officers, directors/trustees, partners or employees of Adviser or its affiliates;

(iii)        Registration Fees and Expenses. All legal and other fees and expenses incurred in connection with the affairs of the Trust, including those incurred with respect to registering its shares with regulatory authorities and all fees and expenses incurred in connection with the preparation, setting in type, printing, and filing with necessary regulatory authorities of any registration statement and Prospectus, and any amendments or supplements that may be made from time to time, including registration, filing and other fees in connection with requirements of regulatory authorities;

(iv)        Custodian and Accounting Services. All expenses of the transfer, receipt, safekeeping, servicing and accounting for the Trust’s cash, securities, and other property, including all charges of depositories, custodians, and other agents, if any;

(v)         Independent Legal and Accounting Fees and Expenses. The charges for the services and expenses of the independent accountants and legal counsel retained by the Trust, for itself or its Independent Trustees;

(vi)        Transfer Agent. The charges and expenses of maintaining shareholder accounts, including all charges of transfer, bookkeeping, and dividend disbursing agents appointed by the Trust;

(vii)       Brokerage Costs. All brokers’ commissions and issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Trust is a party;

(viii)      Taxes. All taxes and corporate fees payable by or with respect to the Trust to federal, state, or other governmental agencies, including preparation of such documents as required by any governmental agency in connection with such taxes;

(ix)         Trade Association Fees. Any membership fees, dues or expenses incurred in connection with the Trust’s membership in any trade association or similar organizations, as approved by the Trustees;

(x)          Bonding and Insurance. All insurance premiums for fidelity and other coverage, as approved by the Trustees;

(xi)         Shareholder and Board of Trustees Meetings. All expenses incidental to holding shareholders and Trustees meetings, including the printing of notices and proxy materials and proxy solicitation fees and expenses;

(xii)        Pricing. All expenses of pricing of the net asset value per share of each Fund, including the cost of any equipment or services to obtain price quotations; and

(xiii)       Nonrecurring and Extraordinary Expenses. Such extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

The Trust agrees that Adviser may, but is not obligated to, enter into a separate letter agreement with the Trust, pursuant to which Adviser would reimburse a Fund’s expenses or waive a portion of Adviser’s fee to the extent necessary to maintain the Fund’s expense ratio at an agreed-upon amount for an agreed-upon period of time. To the extent and on the terms provided in such separate letter agreement, Adviser may recoup such expenses reimbursed or waived by it, which a Fund was obligated to pay, and such recoupment will not be considered to be a part of the Adviser’s compensation under section 4 of this Agreement.

4.	COMPENSATION OF ADVISER

For its services performed hereunder, the Trust will pay Adviser with respect to each Fund the compensation specified in Appendix A to this Agreement. Such compensation shall be paid to Adviser by the Trust monthly; however, the Trust will calculate this charge on the average daily net asset value of each Fund and accrue it on a daily basis. If this Agreement becomes effective or terminates with respect to any Fund before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs.

5.	NON-EXCLUSIVITY

The services of Adviser are not to be deemed to be exclusive, and Adviser shall be free to render investment management, advisory or other services to others (including other investment companies) and to engage in other activities so long as the services provided hereunder by Adviser are not impaired. It is understood and agreed that the directors, officers and employees of Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors/trustees, or employees of any other firm or corporation, including other investment companies.

6.	LIMITATIONS ON LIABILITY

A.         Adviser. Adviser will exercise its best judgment in rendering its services to the Trust, and the Trust agrees, as an inducement to Adviser’s undertaking to do so, that Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence or reckless disregard of its duties or obligations in rendering its services to the Trust as specified in this Agreement. Any person, even though an officer, director, employee or agent of Adviser, who may be or become an officer, Trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or when acting on any business of the Trust, to be rendering such services to or to be acting solely for the Trust and not as an officer, director, employee or agent, or one under the control or direction of Adviser, even though paid by it.

B.          Trustees and Shareholders. Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Instrument and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one Fund, the obligations hereunder shall be limited to the respective assets of that Fund. The Adviser further agrees that it shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Fund, nor from the Trustees or any individual Trustee of a Trust. This Agreement is executed by each Trust’s Trustees and/or officers in their capacities as Trustees and/or officers and the obligations of this Agreement are not binding upon any of them or the shareholders individually; rather, they are binding only upon the assets and property of the Trust.

C.          Consequential Damages. Neither party shall be liable to the other party for consequential damages under any provision of this Agreement.

7.	BOOKS AND RECORDS

The Adviser shall maintain records for each Fund relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Trust under the Investment Company Act. The Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Adviser pursuant to this Agreement required to be prepared and maintained by the Trust pursuant to the rules and regulations of any national, state or local government entity with jurisdiction over the Trust, including the Internal Revenue Service. The records relating to the services provided under this Agreement shall be the property of the Trust and shall be deemed to be under its control; however, the Trust shall furnish to Adviser such records and permit it to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its duties. In the event of the termination of this Agreement, such records shall promptly be returned to the Trust by Adviser free from any claim or retention of rights therein, provided that Adviser may retain copies of any such records that are required by law. Adviser shall keep confidential any information obtained in connection with its duties hereunder, including information concerning the holdings, transactions or business activities of the Trust or any of its portfolios, and disclose such information only if the Trust has authorized such disclosure, or if such disclosure is in accordance with policies and procedures adopted by the Trust or is expressly required or lawfully requested by applicable federal or state regulatory authorities.

8.	DURATION OF AGREEMENT

With respect to each Fund, this Agreement shall become effective upon the date indicated in Appendix A, provided that this Agreement shall not take effect unless it has been approved: (i) by a vote of a majority of those trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the Investment Company Act) (“Independent Trustees”) of any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Trust’s outstanding securities. The Agreement will continue in effect for two years from the date of its effectiveness and may be continued for successive annual periods thereafter so long as such continuance is specifically approved at least annually either by (i) the Trustees or (ii) by the vote, as appropriate, of either a majority of the outstanding voting securities of the Trust or a majority of the outstanding voting securities of any affected Fund.

9.	AMENDMENTS TO THE AGREEMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement as to a given Fund shall be effective until approved by the Trustees and such Fund shareholders to the extent required by the Investment Company Act.

10.	TERMINATION OF AGREEMENT

This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees, including a majority of the Independent Trustees, by the vote of a majority of the outstanding voting securities of the Trust, or, with respect to any affected Fund, by the vote of a majority of the outstanding voting securities of such Fund, on sixty (60) days’ written notice to Adviser, or by Adviser on sixty (60) days’ written notice to the Trust. This Agreement will automatically terminate, without payment of any penalty, in the event of its assignment.

11.	PROVISION OF CERTAIN INFORMATION BY ADVISER

Adviser will notify the Trust of the occurrence of any of the following events:

A.         Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

B.          Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and/or

C.          A change in control or management of Adviser is anticipated.

12.	NAMING RIGHTS

The Trust and each Fund may use the name “FQF Trust,” “FFCM” and “QuantShares” for only so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the business of the Adviser. At such time as such an agreement shall no longer be in effect, the Trust and each Fund will (to the extent that it lawfully can) cease to use any name derived from FFCM, LLC or any successor organization.

13.	FORCE MAJEURE

Adviser shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, Adviser shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

14.	GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware (without giving effect to its conflict of laws principles), or any of the applicable provisions of the Investment Company Act. To the extent that the laws of the State of Delaware, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Investment Company Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein shall have the meanings assigned to them by Section 2(a) of the Investment Company Act unless otherwise stated herein. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

15.	HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

16.	INTERPRETATION

Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Trust Instrument or By-Laws, or any applicable statutory or regulatory requirements to which it is subject or by which it is bound, or to relieve or deprive the Trustees of their responsibility for and control of the conduct of the affairs of the Trust.

17.	SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

18.	ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties.

19.	NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or Adviser in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered in accordance with this section.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

FQF TRUST

By:
William DeRoche
President

FFCM LLC

By:
William Carey
Chief Executive Officer

APPENDIX A

TO THE

INVESTMENT MANAGEMENT AGREEMENT

Fund	Effective Date	Fee Rate
QuantShares U.S. Market Neutral Momentum Fund – (MOM)		0.50%
QuantShares U.S. Market Neutral Value Fund – (CHEP)		0.50%
QuantShares U.S. Market Neutral Size Fund – (SIZ)		0.50%
QuantShares U.S. Market Neutral Anti-Beta Fund – (BTAL)		0.50%
QuantShares Hedged Dividend Income Fund – (DIVA)		0.50%
QuantShares Equal Weighted High Momentum Factor Fund – (HIMO)		0.25%
QuantShares Equal Weighted Low Beta Factor Fund – (LBET)		0.25%
QuantShares Equal Weighted Value Factor Fund – (RVAL)		0.25%

INVESTMENT ADVISORY AGREEMENT (O’Shares Funds)

Agreement made as of __________, 2015, between FQF TRUST, a Delaware statutory trust (“Trust”), and FFCM LLC (“Adviser”), a registered investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company; and

WHEREAS, the Trust is authorized to issue shares in separate series, with each such series representing interests in a separate portfolio of securities and other assets; and

WHEREAS, the Trust intends to offer shares of the series listed on Schedule A hereto (“Funds”), and may issue shares in any other series as to which this Agreement may hereafter be made applicable, including by amending Schedule A hereto from time to time (included in the defined term Funds); and

WHEREAS, the Trust desires to retain Adviser as investment adviser, to furnish certain investment advisory and portfolio management services to the Trust with respect to the Funds, and Adviser is willing to furnish such services.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.	APPOINTMENT AND DELIVERY OF DOCUMENTS.

(a)          The Trust hereby appoints Adviser as investment adviser of the Trust and each Fund for the period and on the terms set forth in this Agreement. Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

(b)          The Trust has delivered, or upon request will deliver within 45 days, to the Adviser copies of the Trust’s Trust Instrument and Bylaws (collectively, as amended from time to time, “Organic Documents”). The Adviser has delivered, or will deliver within 45 days, to the Trust a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the “Code”). The Adviser shall promptly furnish the Trust with all material amendments of or supplements to the Code and shall furnish the Trust with all updated versions of the Code at least annually.

2.	REPRESENTATIONS AND DUTIES OF ADVISER.

(a)          Subject to the supervision and direction of the Trust’s Board of Trustees (each, a “Trustee,” and collectively, the “Board”), Adviser will provide a continuous investment program for each Fund, including investment research and management with respect to all securities and investments and cash equivalents in the Fund. Adviser will determine, from time to time, what securities and other investments will be purchased, retained or sold by the Fund. In making purchases and sales of securities and other investment assets for the Fund, the Adviser shall comply with the directions set from time to time by the Board as well as the limitations imposed by the Organic Documents and the relevant Fund’s Registration Statement, the limitations in the 1940 Act, the Securities Act of 1933, the Internal Revenue Code of 1986, as amended, and other applicable laws.

(b)          Adviser agrees that, in placing orders with brokers, it will attempt to obtain the best net result in terms of price and execution; provided that, consistent with Section 28(e) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), the Adviser may allocate brokerage on behalf of the Fund to broker-dealers who provide research, analysis, advice and similar services.  Subject to compliance with Section 28(e), the Adviser may cause a Fund to pay to any broker-dealer who provides such services a commission that exceeds the commission the Fund might have paid to a different broker-dealer for the same transaction.  The Adviser may aggregate sales and purchase orders of the assets of the Fund with similar orders being made simultaneously for other accounts advised by the Adviser or its affiliates.  Whenever the Adviser simultaneously places orders to purchase or sell the same asset on behalf of a Fund and one or more other accounts advised by the Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

(c)          Adviser will maintain records relating to portfolio transactions on behalf of the Funds and placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Adviser pursuant to this Agreement required to be prepared and maintained by the Adviser or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Trust which are in possession of the Adviser shall be the property of the Trust. The Trust, or its representatives, shall have access to such books and records at all times during the Adviser’s normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Adviser to the Trust or its representatives.

(d)          Adviser will oversee the computation of the net asset value and the net income of each Fund as described in the currently effective registration statement of the Trust under the Securities Act of 1933, as amended (“1933 Act”), and the 1940 Act, and any amendments or supplements thereto (“Registration Statement”) or as more frequently requested by the Board. In addition, Adviser will provide the Fund’s custodian and fund accountant on each business day with such information relating to all transactions concerning the Fund’s assets as the custodian and fund accountant may reasonably require to provide contracted for services to the Trust and Funds. Adviser will also assist in any fair valuation of Fund assets by, among other things, using reasonable efforts to arrange for the provision of prices from parties who are not affiliated persons of the Adviser for each asset for which a Fund’s fund accountant cannot obtain prices in the ordinary course of business.

(e)          The Trust hereby authorizes Adviser and any entity or person associated with Adviser which is a member of a national securities exchange to effect any transaction on such exchange for the account of any Fund, which transaction is permitted by Section 11(a) of the Exchange Act and/or the rules thereunder, and the Trust hereby consents to the retention of compensation by Adviser or any person or entity associated with Adviser for such transaction.

(f)          Adviser on its own initiative will furnish the Board with such information as the Adviser may believe appropriate for keeping the Board informed of important developments affecting the Trust, the Fund and the Adviser. The Adviser will notify the Trust of any change of control of the Adviser and any changes in the key personnel who are either the portfolio manager(s) of a Fund or senior management of the Adviser, in each case prior to or promptly after such change. In addition, whenever requested by the Board, Adviser will report to the Board on developments related to the Trust, any Fund, Adviser or Sponsor (as defined below).

(g)          Adviser will cooperate with the Funds’ independent public accountants and shall take reasonable action to make all necessary information available to those accountants for the performance of the accountants’ duties.

(h)          Adviser will provide the Funds’ custodian(s) and fund accountant on each business day with such information relating to all transactions concerning the Fund’s assets as the custodian and fund accountant may reasonably require. In this respect, Adviser shall determine and make such modifications to the identity and number of shares of the securities to be accepted pursuant to such Fund’s benchmark index or portfolio, as applicable, in exchange for creation units for each Fund and the securities that will be applicable that day to redemption requests received for such Fund, including as may be necessary as a result of rebalancing adjustments and corporate action events (and may give directions to the Trust’s custodian or other service provider, as necessary, with respect to such designations).

(i)           Adviser shall authorize and permit any of its directors, officers and employees who may be duly elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Adviser will provide office space in the offices of Adviser or in such other place as may be reasonably agreed upon by the parties hereto from time to time, and all necessary office facilities and equipment. Adviser will provide necessary executive and other personnel, including personnel for the performance of clerical and other office functions.

(j)           Adviser will provide all information and services, other than services of outside counsel or independent accountants or services to be provided by any sub-adviser, required in connection with the preparation of all registration statements, Prospectuses, Prospectus supplements, SAIs, all annual, semiannual, and periodic reports to shareholders of the Trust, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to shareholders of the Trust or regulatory authorities, and all tax returns.

(k)          Adviser represents and warrants that: (i) it is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; and (iv) will promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or otherwise.

3.            USE OF NAME. The Trust may use the name “O’Shares” or any variant thereof in connection with the name of the Trust or any of the Funds, only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect and Adviser retains the right to associate the “O’Shares” name with the Funds.

4.            FURTHER DUTIES. In all matters relating to the performance of this Agreement, Adviser will act in conformity with the Organic Documents and relevant Fund’s Registration Statement and with the instructions and directions of the Board and will comply with the requirements of the 1940 Act, the rules thereunder, and all other applicable federal and state laws and regulations applicable to the Trust and the Funds.

5.            SERVICES NOT EXCLUSIVE. The services furnished by Adviser hereunder are not to be deemed exclusive and Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby or unless otherwise agreed to by the parties hereunder in writing. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of Adviser, who may also be a Trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

6.            EXPENSES. During the term of this Agreement, except for (i) the fee payment under this Agreement, (ii) payments under each Fund’s 12b-1 plan, (iii) brokerage expenses, (iv) acquired fund fees and expenses, (v) taxes, (vi) interest (including borrowing costs and dividend expenses on securities sold short), (vii) compensation and expenses of the independent Trustees (including independent Trustee counsel fees), (viii) litigation expenses and other extraordinary expenses (including litigation to which the Trust or a Fund may be a party and indemnification of the Trustees and officers with respect thereto), the Adviser shall pay all of the expenses of each Fund, including but not limited to:

(a)          Salaries, Expenses and Fees of Certain Persons. Adviser (or its affiliates) shall pay all salaries, expenses, and fees of the Trustees and officers of the Trust who are officers, directors/trustees, partners, or employees of Adviser or its affiliates;

(b)          Assumption of Trust Expenses. The payment or assumption by Adviser of any expense of the Trust that Adviser is not required by this Agreement to pay or assume shall not obligate Adviser to pay or assume the same or any similar expense of the Trust on any subsequent occasion;

(c)          Preparing, Printing and Mailing of Certain Documents. The costs of preparing, setting in type, printing and mailing of Prospectuses, Prospectus supplements, SAIs, annual, semiannual and periodic reports, and notices and proxy solicitation materials required to be furnished to shareholders of the Trust or regulatory authorities, and all tax returns;

(d)          Officers and Trustees. Compensation of the officers and Trustees of the Trust who are officers, directors/trustees, partners or employees of Adviser or its affiliates;

(e)          Registration Fees and Expenses. All legal and other fees and expenses incurred in connection with the affairs of the Trust, including those incurred with respect to registering its shares with regulatory authorities and all fees and expenses incurred in connection with the preparation, setting in type, printing, and filing with necessary regulatory authorities of any registration statement and Prospectus, and any amendments or supplements that may be made from time to time, including registration, filing and other fees in connection with requirements of regulatory authorities;

(f)          Custodian and Accounting Services. All expenses of the transfer, receipt, safekeeping, servicing and accounting for the Trust’s cash, securities, and other property, including all charges of depositories, custodians, and other agents, if any;

(g)          Independent Accountant and Trust Counsel Fees and Expenses. The charges for the services and expenses of the independent accountants and legal counsel retained by the Trust, for itself;

(h)          Transfer Agent. The charges and expenses of maintaining shareholder accounts, including all charges of transfer, bookkeeping, and dividend disbursing agents appointed by the Trust;

(i)           Trade Association Fees. Any membership fees, dues or expenses incurred in connection with the Trust’s membership in any trade association or similar organizations, as approved by the Trustees;

(j)           Bonding and Insurance. All insurance premiums for fidelity and other coverage, as approved by the Trustees;

(k)           Shareholder and Board of Trustees Meetings. All expenses incidental to holding shareholders and Trustees meetings, including the printing of notices and proxy materials and proxy solicitation fees and expenses; and

(l)           Pricing. All expenses of pricing of the net asset value per share of each Fund, including the cost of any equipment or services to obtain price quotations.

The Trust acknowledges and agrees that the Adviser may obtain reimbursement for the expenses of the Funds from a third party (“Sponsor”).

7.	COMPENSATION.

(a)          For the services to be provided by Adviser hereunder with respect to each Fund listed on Schedule A attached hereto, as it may be amended from time to time, the Trust shall pay to Adviser a fee in an amount set forth in Schedule A to this Agreement, so long as the Adviser has not waived all or a portion of such compensation. The Adviser’s fees shall be accrued by the Trust daily and shall be payable monthly in arrears on the first business day of each calendar month for services performed hereunder during the prior calendar month. If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs.

(b)          Adviser may waive fees or reimburse expenses of a Fund to the extent necessary to maintain a Fund’s expense ratio at an agreed-upon amount for a period of time specified in a separate letter of agreement. The Adviser’s reimbursement of a Fund’s expenses shall be estimated and paid to the Trust monthly in arrears, at the same time as the Trust’s payment to the Adviser for such month as provided in this Section 7(a). The Trust may withhold the payment of fees under Section 7(a) to the extent the Adviser, under this Section 7(b) has any amount due and owing to the Trust.

8.          DELEGATION. Subject to the prior approval of a majority of the members of the Trust’s Board, including a majority of the Board members who are not “interested” within the meaning of the 1940 Act (“Independent Board Members”), Adviser may, through a sub-advisory agreement or other arrangement, delegate to any other company under Adviser’s control, or under common control with Adviser, or to specified employees of any such companies, or to more than one such company, to the extent permitted by applicable law, certain of Adviser’s duties enumerated in section 2 hereof; provided, that Adviser shall continue to supervise and oversee the services provided by such company or employees and any such delegation shall not relieve Adviser of any of its obligations hereunder.

Subject to the prior approval of a majority of the members of the Trust’s Board, including a majority of the Independent Board Members, in each case to the extent required by the 1940 Act, the Adviser may, through a sub-advisory agreement or other arrangement, delegate to any other company that is not an “affiliated person” (as defined in the 1940 Act) of Adviser or of the Trust (other than by reason of serving as an investment adviser to the Trust), to the extent permitted by applicable law, certain of the duties enumerated in section 2 hereof; provided, that Adviser shall continue to supervise and oversee the services provided by such company and any such delegation shall not relieve Adviser of any of its obligations hereunder.

Subject to the provisions of this Agreement, the duties of any sub-adviser or delegate, the portion of portfolio assets of the Trust that the sub-adviser or delegate shall manage and the fees to be paid to the sub-adviser or delegate by Adviser under and pursuant to any sub-advisory agreement or other arrangement entered into in accordance with this Agreement may be adjusted from time to time by Adviser, subject to the prior approval of a majority of the Independent Board Members.

9.	STANDARD OF CARE; LIMITATIONS OF LIABILITY.

(a)          Adviser will give the Trust the benefit of the Adviser’s best judgment and efforts in rendering its services to the Trust. Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund, the Trust or any of its shareholders, in connection with the matters to which this Agreement relates, except to the extent that such a loss results from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, director, employee, or agent of Adviser, who may be or become an officer, Trustee, employee or agent of the Trust shall be deemed, when rendering services to any Fund or the Trust or acting with respect to any business of such Fund or the Trust, to be rendering such service to or acting solely for the Fund or the Trust and not as an officer, director, employee, or agent or one under the control or direction of Adviser even though paid by it.

(b)           Adviser is expressly put on notice of, and hereby acknowledges and agrees to, the limitation of shareholder liability as set forth in the Trust Instrument of the Trust and agrees that the obligations assumed by the Trust under this contract shall be limited in all cases to the Trust and its assets. Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust, nor shall Adviser seek satisfaction of any such obligation from the Trustees or any individual Trustee of the Trust. Adviser understands that the rights and obligations of each series of shares of the Trust under the Trust Instrument are separate and distinct from those of any and all other series.

(c)           Neither party shall be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

(d)           Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

10.	DURATION AND TERMINATION.

(a)           This Agreement shall become effective upon the date hereabove written provided that, with respect to any Fund, this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of the Independent Board Members cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of that Fund’s outstanding voting securities, if required by the 1940 Act or other applicable law.

(b)           Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from the date of effectiveness for each Fund as set forth on Schedule A to this Agreement. Thereafter, if not terminated, this Agreement shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually: (i) by a vote of a majority of the Independent Board Members of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or, with respect to any given Fund, by vote of a majority of the outstanding voting securities of such Fund.

(c)           Notwithstanding the foregoing, with respect to any Fund, this Agreement may be terminated at any time, without the payment of any penalty, (i) by vote of the Board, (ii) by a vote of a majority of the outstanding voting securities of such Fund, on 60 days’ written notice to Adviser or (iii) by Adviser, on 60 days’ written notice to the Trust. Termination of this Agreement with respect to any given Fund shall in no way affect the continued validity of this Agreement or the performance thereunder with respect to any other Fund. This Agreement will automatically terminate in the event of its assignment.

11.           AMENDMENTS. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement as to any given Fund shall be effective until approved by vote of a majority of such Fund’s outstanding voting securities, if required by the 1940 Act or other applicable law. No amendment to this Agreement or the termination of this Agreement with respect to a Fund shall affect this Agreement as it pertains to any other Fund, nor shall any such amendment require the vote of the shareholders of any other Fund.

12.	MISCELLANEOUS.

(a)          Governing Law. This Agreement shall be construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act, provided, however, that to the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

(b)          Headings. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

(c)          Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

(d)          Successors. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

(e)          Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement between those parties with respect to the subject matter hereof, whether oral or written.

(f)          Counterparts. This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

(g)          Notices. Notices, requests, instructions and communications sent to the parties at their respective principal places of business, or at such other address as a party may have designated in writing, shall be deemed to have been properly given, provided such notice was provided by a reputable overnight courier, facsimile, or return receipt email.

(h)          Meaning of Terms. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “national securities exchange,” “net assets,” “prospectus,” “sale,” “sell” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the Securities and Exchange Commission by any rule, regulation or order. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

(i)          Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated as of the day and year first above written.

FQF TRUST	FFCM LLC

William DeRoche Date	William Carey Date
President	Chief Executive Officer

APPENDIX A

Fund	Fee Rate	Effective Date
O’Shares FTSE U.S. Quality Dividend ETF	0.48%
O’Shares FTSE Europe Quality Dividend ETF	0.58%
O’Shares FTSE Europe Quality Dividend Hedged ETF	0.68%
O’Shares Asia Pacific Quality Dividend ETF	0.58%
O’Shares Asia Pacific Quality Dividend Hedged ETF	0.68%

D-1

EXHIBIT E

Additional Information Regarding Board Considerations

Board Consideration of the New and Interim Investment Advisory Agreements

At the August Meeting, the Board, including the Trustees who are not “interested persons” of the Trust or FFCM (including its affiliates) (such Trustees, the “Independent Trustees”), approved the Interim and New Agreements for the Funds. In advance of the meeting, the Board members received and considered a variety of information relating to the Interim and New Agreements, and were given the opportunity to ask questions and request additional information. In considering the Interim and New Agreements, the Board considered information provided to it in connection with its prior meetings, including its meetings on February 11, 2015 (“February Meeting”), at which the Board considered and renewed the Current Agreement for the QuantShares Funds, and on June 18, 2015 (“June Meeting”), at which the Board considered and approved the Current Agreement for the O’Shares Funds.

In evaluating the Agreements, the Board, including the Independent Trustees, reviewed materials furnished by FFCM and met with senior representatives of FFCM regarding their personnel and operations. For each Fund, the Board considered the following factors, among others, in connection with its approval of the Agreements: (1) the nature, extent, and quality of the services to be provided by FFCM to the Fund; (2) the costs of such services; (3) the extent to which economies of scale might be realized by Fund shareholders as the Fund grows; (4) whether fee levels reflect any such potential economies of scale; and (5) other benefits, if any, derived by FFCM from its relationship with the Fund.

Nature, Extent and Quality of Services

In examining the nature, extent and quality of the services to be provided by FFCM to the Funds under each Interim and New Agreement, the Board considered that the terms of each Interim and New Agreement are the same as the terms of the Funds’ respective Current Agreement, except for the effective dates. The Board also considered that the Transaction is not expected to result in any change in the structure or operations of the Funds or in the core services provided to the Funds by FFCM. The level of service and the manner in which each Fund’s assets are managed are expected to remain the same. The Board also noted that the key personnel employed by FFCM who provide services to the Funds, including the Funds’ portfolio managers, are expected to remain at FFCM following the Transaction, although there is no guarantee that they will do so or that new employees of FFCM will not perform such roles. The Board further considered that Funds’ service provider relationships are not currently expected to change, but that changes may be proposed in the future if they would be beneficial to the Funds. The Board also discussed, with FFCM, its process for evaluating the proposed Transaction and other alternatives FFCM had considered to the Transaction.

The Board discussed with FFCM, as it has at prior meetings, its financial condition including the overall financial strength of FFCM, before and after the Transaction, and the resources and staffing in place with respect to the services provided to the Funds. In addition, among other things, the Board evaluated FFCM’s compliance procedures and record, the experience of the portfolio management team in managing the Funds and the adequacy of its resources, including FFCM’s representation that it would be in a stronger financial position to provide services to, and cover FFCM’s reimbursable expenses to, the Funds as a result of the Transaction. The Board also noted that FFCM had undertaken extensive responsibilities as manager of the Funds, including: (1) the provision of investment advice to the Funds; (2) the implementation of policies and procedures designed to ensure compliance with each Fund’s investment objectives and policies; (3) the review of brokerage arrangements; (4) oversight of general portfolio compliance with applicable laws and the Exemptive Order; and (5) the implementation of Board directives as they relate to the Funds. The Board also noted the steps that FFCM had taken to monitor performance for the operational QuantShares Funds, including tracking error between each Fund and its Target Index.

E-1

In evaluating the new control persons, the Board considered their history, reputation, background and financial condition. The Board also considered the new control persons’ capabilities, experience, corporate structure and capital resources, as well as their long-term business goals with regard to FFCM and the Funds. In this regard, the Board recognized that quantitative asset management is the core investment philosophy of FFCM and that it is intended by FFCM and the new control persons that FFCM be positioned to continue providing such quantitative asset management services to investors, including the Funds. The Board also considered management’s explanation of the distribution-related opportunities available to the Funds as a result of an affiliation with the new control persons.

Based on the information considered, the Board concluded that the nature, extent and quality of FFCM’s services, including after the Transaction, supported approval of the Interim and New Agreements.

Investment Performance

Consideration was given to performance reports for the operational QuantShares Funds provided at the August Meeting. In addition, the Board considered the performance information and discussions held at prior Board meetings, and in particular the February Meeting. At those meetings, the Board reviewed the performance of the operational QuantShares Funds over the most recent calendar quarter, calendar year and since inception periods. With regard to the performance information, the Board considered the performance of each operational Fund in absolute terms and in light of the different strategies pursued by the funds in the Peer Group.

In addition, the Board considered the tracking error of each operational QuantShares Fund relative to its Target Index. In this regard, among other things, the Board considered FFCM’s representation that the Funds and the Target Indexes were performing as expected and the Target Indexes were appropriately indentifying securities in the investment universe that reflect the performance of each of the relevant investment factors.

At the June and August Meetings, the Board considered the backtested hypothetical performance of the Target Index of each O’Shares Fund as the Funds either had only recently commenced operations or were not yet operational.

Based on the performance information considered, the Board concluded that the advisory services of FFCM could benefit each of the Funds and supported approval of the Interim and New Agreements.

Fund Expenses, Costs of Services, Economies of Scale and Related Benefits

Management Fees and Expenses. The Board noted that the advisory fees payable by each Fund under the Interim and New Agreements are the same as the fee rates payable under its Current Agreement. The Board gave consideration to its evaluation of the advisory fees payable by the Funds and each Fund’s total expense ratio at the August Meeting. The Board considered that the Funds’ expense ratios were not expected to increase as a result of the Transaction. The Board also considered that no changes to any Fund’s contractual expense reimbursement or advisory fee waiver arrangements are anticipated, and that these arrangements are expected to remain in place for at least two years beyond the date of the Closing, if the New Agreements are approved by shareholders. The Board also considered that the Transaction, by strengthening the capital structure of FFCM, would likely enhance its ability to cover the Funds’ expenses, either through expense limitation agreements with respect to the QuantShares Funds or the unitary fee arrangement for the O’Shares Funds. In addition, the Board noted that shareholders would not bear any costs in connection with the Transaction, inasmuch as FFCM will bear the costs, fees and expenses incurred by the Funds in connection with the Proxy Statement, the fees and expenses of accountants and attorneys relating to the Transaction and Proxy Statement, and any other fees and expenses incurred by the Funds in connection with the special meeting of shareholders.

E-2

Consideration was given to the Funds’ contractual management fee rates as a percentage of average net assets and total expense ratios at the August Meeting. In addition, the Board considered the expense information and discussions held at prior meetings, in particular the February Meeting with respect to the QuantShares Funds and the June Meeting with respect to the O’Shares Funds. At those meetings, the Board reviewed information compiled by FFCM comparing each Fund’s contractual management fee rate as a percentage of average net assets to the Peer Group. The Board also reviewed information compiled by FFCM regarding each Fund’s total expense ratio to the total expense ratios of the funds in the Peer Group, taking into account FFCM’s expense waivers (as applicable). The Board noted that FFCM did not provide services to any other funds or other accounts with a similar investment objective to any of the QuantShares Funds, but that AGF and/or its affiliates did manage a number of accounts with similar investment objectives as the O’Shares Funds. In this regard, the Board reviewed the management fees and expenses of such accounts in comparison to the O’Shares Funds and noted that the O’Shares Funds were competitively priced.

The foregoing comparisons assisted the Trustees by providing them with a basis for evaluating each Fund’s management fee and total expense ratio on a relative basis. Based on the information considered, the Trustees concluded that each Fund’s advisory fees and total expense ratio were and would continue to be reasonable given the nature, extent and quality of the services to be provided under the Interim and New Agreements.

Profitability. At the August Meeting, the Board considered the overall profitability of FFCM and FFCM’s projected profitability with respect to each Fund over the next two years. The Board acknowledged that, as a business matter, FFCM should be entitled to earn reasonable profits for its services to the Funds. The Board noted that to date, however, FFCM had operated the QuantShares Funds at a loss and had operated the O’Shares Funds for too short of a period to evaluate their profitability to FFCM. Based on the information provided, the Board concluded that the Transaction would help ensure that FFCM could continue providing services to the Funds.

Economies of Scale. With respect to economies of scale, the Board considered that the Transaction could provide certain benefits to the Funds, including opportunities to increase the distribution of Fund shares. The Board considered that any resulting growth of Fund assets might produce economies of scale that could benefit Fund shareholders. The Board recognized, however, that no Fund was currently experiencing economies of scale and noted that it may be too soon to properly evaluate potential economies of scale for the Funds and that there could be no assurance that any economies of scale would be realized.

“Fall Out” or Ancillary Benefits. The Board considered the “fall-out” or ancillary benefits that may accrue to FFCM as a result of FFCM’s relationship with the Funds. In this regard, the Board considered FFCM’s past and future intended usage of soft dollars. Based on the information provided, the Board did not deem the potential “fall-out” benefits for FFCM to be a material factor in their consideration of the Interim and New Agreements.

* * *

E-3

Based on their review and all of the relevant facts and circumstances, the Trustees concluded that the Funds and their shareholders could benefit from FFCM’s continued management of the Funds. Further, in approving each of the Interim and New Agreements, the Board concluded that its terms are fair and reasonable and that approval is in the best interests of each Fund and its shareholders. The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board determined, in the exercise of its business judgment, that the advisory arrangement, as set forth in the Interim and New Agreements, was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant in the exercise of its reasonable business judgment.

E-4

EXHIBIT F

Advisory Fees

Set forth below are the advisory fees payable and paid to FFCM by each Fund for the fiscal year ended June 30, 2015 (before and after taking into account any fee waivers) and any voluntary fee waiver or reimbursement.

Fund	Advisory Fees Payable (before any waivers or reimbursements)	Advisory Fees Paid (after any waivers or reimbursements)	Advisory Fees Waived or Reimbursed
QuantShares U.S. Market Neutral Momentum Fund	$6,161	$0	$(237,217)
QuantShares U.S. Market Neutral Value Fund	$12,743	$0	$(215,496)
QuantShares U.S. Market Neutral Size Fund	$8,190	$0	$(237,500)
QuantShares U.S. Market Neutral Anti-Beta Fund	$21,606	$0	$(241,190)
QuantShares Hedged Dividend Income Fund*	$7,544	$0	$(94,840)
QuantShares Equal Weighted High Momentum Factor Fund**	N/A	N/A	N/A
QuantShares Equal Weighted Low Beta Factor Fund**	N/A	N/A	N/A
QuantShares Equal Weighted Value Factor Fund**	N/A	N/A	N/A
O'Shares FTSE Asia Pacific Quality Dividend ETF**	N/A	N/A	N/A
O'Shares FTSE Asia Pacific Quality Dividend Hedged ETF**	N/A	N/A	N/A
O'Shares FTSE U.S. Quality Dividend ETF**	N/A	N/A	N/A
O'Shares FTSE Europe Quality Dividend ETF**	N/A	N/A	N/A
O'Shares FTSE Europe Quality Dividend Hedged ETF**	N/A	N/A	N/A

* Fund commenced operations on January 15, 2015.

** The Funds did not commence operations prior to June 30, 2015.

F-1

PROXY

FQF TRUST

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 20, 2015
THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

The undersigned hereby appoints William H. DeRoche and Ronald C. Martin, Jr., and each of them separately, as his or her attorney and proxy with full power of substitution to each, and hereby authorizes them to represent and act, with respect to all shares of each of the series of FQF Trust, as listed on the reverse side (“Funds”), held by the undersigned at the Special Meeting of Shareholders of the Funds to be held at 10:00 a.m. Eastern Time, on January 20, 2015, at 60 State Street, Suite 700, Boston, Massachusetts 02109 and at any adjournment or postponement thereof (the “Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, with discretionary power to vote upon such other business as may properly come before the Meeting.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made on the reverse side, this proxy will be voted FOR the proposals. Please see below for proposal information.

NOTE: Please sign exactly as your name appears on this proxy card. Joint owners should each sign. When signing as executor, administrator, attorney, trustee, guardian or custodian for a minor, please give full title as such. If a corporation, partnership or other entity, this signature should be that of an authorized officer, who should include his or her title.

Signature/Title	Date

Additional Signatures (if held Jointly)	Date

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example:     ☐

PROPOSAL:		FOR	AGAINST	ABSTAIN

1.	To approve a new investment advisory agreement with FFCM LLC	☐	☐	☐

THANK YOU FOR YOUR CONSIDERATION AND VOTING!

Please fold here – Do not tear or separate

This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made on the reverse side, this proxy will be voted FOR the proposals.

The above signed authorizes the proxies to vote and otherwise represent the above signed on any other matter that may properly come before the Meeting or any adjournment or postponement thereof in the discretion of the proxies. Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

For your convenience we have set up several convenient methods to vote your proxy. Please vote by using one of the following methods detailed below:

1. Internet:	Log on to the Internet address located on your proxy card. Make sure to have this proxy card available when you plan to vote your shares.	CONTROL NUMBER:
2. Phone:	Simply dial the toll-free number listed on your proxy card. Follow the automated instructions. Please have this proxy card available at the time of the call.
3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JANUARY 20, 2015:

If you would like another copy of the proxy materials, they are available at

[www.proxyonline.com/docs/fqftrust.pdf].

You will need your control number above to log in.

For any questions regarding the proposals or how to cast your vote, call toll-free 1-866-207-3648

Representatives are available Monday through Friday 9 a.m. to 10 p.m. Eastern time.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.